SCUDDER
                                                                     INVESTMENTS

Income/Money Market Fund

Scudder Cash Reserves Fund, Class A, B, C, I

Supplement to Prospectus dated February 1, 2001
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Fees and Expenses

Effective July 1, 2001, the fund will implement a Rule 12b-1 Plan with respect to its Class A shares and an Amended and Restated Rule 12b-1 Plan with respect to its Class B and C shares (each, a "Plan"). Each Plan has been adopted for the purpose of authorizing the payment currently made by each Class of the shareholder services fee to the fund's distributor pursuant to Rule 12b-1. The Plans do not change the shareholder services fee rate and the implementation of a Plan will not result in any increase in fees or expenses for that Class.

Investment Policies and Strategies

Shareholders of the fund have approved a change in the fund's concentration policy that allows the fund to have greater investment flexibility. Prior to this change, the fund was required to invest 25% or more of its assets in securities issued by banks. This change will permit, but not require, the fund to concentrate (i.e., invest more than 25% of its net assets) in government securities and instruments issued by domestic banks.

Purchase and Redemption Information

The names of the fund's principal underwriter and distributor and the fund's shareholder services agent have changed from Kemper Distributors, Inc. and Kemper Service Company to Scudder Distributors, Inc. and Scudder Investments Service Company, respectively.

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In addition, the fund has adopted the following changes to its policies relating to buying, exchanging and selling shares.

o    The minimum initial investment amount for IRA accounts is $500

o The minimum additional investment amount for regular accounts and wire purchases is $50

o    There is a $50 minimum for exchanges between existing accounts

o    There is a $50 minimum for QuickBuy/QuickSell (formerly called
     EXPRESS-Transfer)

o When you want to sell more than $100,000 worth of shares, you will usually need to place your order in writing and include a signature guarantee

o Go to scudder.com to get up-to-date information, review balances or even place orders for exchanges


June 29, 2001